SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
November 26, 2002

           Structured Asset Mortgage Investments Inc. (as Seller under a Trust, Pooling and Servicing Agreement dated as of November 1, 2002 providing for the issuance of Thornburg Mortgage Securities Trust 2002-4, Mortgage Pass-Through Certificates, Series 2002-4)

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-56240 (Commission File Number)	13-3633241 (IRS Employer Identification No.)

383 Madison Avenue, New York, New York            10179
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (212) 272-2000

Not Applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits

                     Exhibit No.

                     1.1     Terms Agreement dated as of November 25, 2002 between the Registrant and Bear, Stearns & Co. Inc. relating to the sale of the public certificates.

                     4.1     Trust, Pooling and Servicing Agreement, dated as of November 1, 2002, among the Registrant, as seller, Deutsche Bank National Trust Company, as trustee, Deutsche Bank Trust Company Delaware, as Delaware trustee, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, and Thornburg Mortgage Home Loans, Inc.

                     99.1     Mortgage Loan Purchase Agreement, dated as of November 1, 2002, between Thornburg Mortgage Home Loans, Inc., as the mortgage loan seller, and the Registrant, as the purchaser.

                     99.2     Reconstituted Servicing Agreement, dated as of November 26, 2002, between Thornburg Mortgage Home Loans, Inc., as seller, and ABN AMRO Mortgage Group, Inc., as servicer, and acknowledged by Wells Fargo Bank Minnesota, National Association, as master servicer, and Deutsche Bank National Trust Company, as trustee.

           99.3     Amendment to Servicing Agreement, dated as of December 1, 2002, between Thornburg Mortgage Home Loans, Inc., as seller and servicer, and Wells Fargo, National Association, as master servicer.

           99.4     Amendment to Sub-Servicing Acknowledgment Agreement, dated as of December 1, 2002, between Thornburg Mortgage Home Loans, Inc., as servicer, and Cenlar FSB, as sub-servicer, including the related Transfer Notice, dated as of December 10, 2002, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar FSB, as sub-servicer.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Registrant)

Date: December 11, 2002	By: /s/ Baron Silverstein Name: Baron Silverstein Title: Vice President

EXHIBIT INDEX

Exhibit Number	Description

1.1	Terms Agreement dated as of November 25, 2002 between the Registrant and Bear, Stearns & Co. Inc. relating to the public certificates.

4.1	Trust, Pooling and Servicing Agreement, dated as of November 1, 2002, among the Registrant, as seller, Deutsche Bank National Trust Company, as trustee, Deutsche Bank Trust Company Delaware, as Delaware trustee, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, and Thornburg Mortgage Home Loans, Inc.

99.1	Mortgage Loan Purchase Agreement, dated as of November 1, 2002, between Thornburg Mortgage Home Loans, Inc., as the mortgage loan seller, and the Registrant, as the purchaser.

99.2	Reconstituted Servicing Agreement, dated as of November 26, 2002, between Thornburg Mortgage Home Loans, Inc., as seller, and ABN AMRO Mortgage Group, Inc., as servicer, and acknowledged by Wells Fargo Bank Minnesota, National Association, as master servicer, and Deutsche Bank National Trust Company, as trustee.

99.3	Amendment to Servicing Agreement, dated as of December 1, 2002, between Thornburg Mortgage Home Loans, Inc., as seller and servicer, and Wells Fargo, National Association, as master servicer.

99.4	Amendment to Sub-Servicing Acknowledgment Agreement, dated as of December 1, 2002, between Thornburg Mortgage Home Loans, Inc., as servicer, and Cenlar FSB, as sub-servicer, including the related Transfer Notice, dated as of December 10, 2002, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar FSB, as sub-servicer.